SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (date of earliest event reported):

September 17, 2007

HYDROGEN POWER, INC.

(Exact name of registrant as specified in charter)

Delaware	0-12374	84-0905189
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification number)

201 ELLIOTT AVENUE, SUITE 400

SEATTLE, WASHINGTON 98119

 (Address of principal executive offices, zip code)

Registrant’s telephone number, including area code: (206) 223-0506

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

The effective date of the amendment to the Hydrogen Power Inc.’s Bylaws was September 17, 2007. The Bylaws’ notice provisions regarding board meetings have been changed.

Item 9.01. Financial Statements and Exhibits.

99.1	Amendment to Bylaws of Hydrogen Power Inc. Adopted September 17, 2007

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HYDROGEN POWER, INC.
Date: September 21, 2007	By: /s/ David J. Cade _________________________ David J. Cade, Chief Executive Officer